SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 12, 2012

Date of Report

(Date of Earliest Event Reported)

JAVA EXPRESS, INC.

 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-50547	88-0515333
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

4626 North 300 West, Suite 375

Provo, Utah 84604

(Address of Principal Executive Offices)

801-705-8968

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Immediately following the special meeting of stockholders held on November 12, 2012, our Board of Directors resolved to effect a three for one reverse split of the issued and outstanding shares of the Company’s common stock.  In connection with the reverse split, we have been assigned a new CUSIP Number of 471905 208.  Shareholders will not be required to submit their certificates for transfer; the reverse split will be reflected upon the books and records of the Company’s transfer agent or upon deposit of their certificate at their respective broker-dealers, based upon the new Cusip Number.

Our trading symbol will remain JVEX on the OTCBB, but will have a “D” added to the symbol for 20 business days after November 27, 2012, which is the effective date of the reverse split, on the opening of business on such date.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA EXPRESS, INC., a Nevada corporation

Date:  November 26, 2012

/s/Jonathan Craig Moffitt

Jonathan Craig Moffitt, President and CEO